SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 29, 2013 (May 29, 2013)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment on Form 8-K/A is being filed to correct a typographical error on the previously filed Form 8-K, Exhibit 99.1, Investor Presentation- Word version.  The information on Slide 19 was inadvertently repeated on Slide 20 and Slide 20 information was omitted.   The corrected Slide 20 information is now included and Items 7.01, Item 9.01 and the related exhibits are presented in their entirety.

ITEM 7.01.                                  REGULATION FD DISCLOSURE.

On May 29, 2013, the Company posted a PowerPoint Presentation to their website entitled "Investor Presentation”. This presentation will be given by Lawrence Siebert at the Craig-Hallum Capital Institutional Investor Conference and The Benchmark Company One-on-One Investor Conference to be held on May 29th and 30th 2013, respectively.   A copy of the presentation is furnished herewith as Exhibit 99.1

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	PowerPoint Presentation entitled "Investor Presentation" dated May 29-30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 29, 2013                                                                                    Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert

EXHIBIT INDEX

Exhibit Number	Description
99.1	PowerPoint Presentation entitled "Investor Presentation" dated May 29-30, 2013.